Capital Management (Tables)	12 Months Ended
Dec. 31, 2019
Text block1 [abstract]
Debt to Capital Ratios
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2018 and 2019 were as follows:

	As of December 31,
	2018	2019
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$158,199,746	$163,347,778
Less: Cash and cash equivalents	(83,661,739)	(95,492,477)

Net debt	74,538,007	67,855,301
Total equity	204,397,483	202,913,915

Total capital	$278,935,490	$270,769,216

Debt to capital ratios	26.72%	25.06%